Exhibit 99.1

News Release

Superior to be Acquired by a Group of Existing Term Loan Investors Committed to Its Long-Term Stability and Growth

SOUTHFIELD, MICHIGAN – July 8, 2025 – Superior Industries International, Inc. (“Superior” or the “Company”) (OTC Pink:SSUP) today announced it has entered into definitive agreements to be acquired by a group of its term loan investors (the “Investors”), including Oaktree Capital Management. As part of the transaction, the Investors will convert a significant portion of their term loans into equity which, alongside the extinguishment of the Company’s preferred stock, will better position the business for long-term growth with customers and suppliers across the global wheel industry.

Under the terms of the transaction agreements, which have been approved by Superior’s Board of Directors:

•	The acquisition will be implemented via a merger with an entity indirectly owned by the Investors.

•	The Investors will convert up to approximately $550 million of their term loan claims into 96.5% of the common equity of an indirect parent company of the surviving entity (the “New Equity”).

•	The Company’s existing revolving credit facility and factoring facilities will remain in place on their current terms or be refinanced prior to the closing of the transaction.

•

Holders of the Company’s common stock will receive, in the aggregate, approximately $3.1 million in cash, and the holder of the Company’s preferred stock will receive approximately $6.2 million in cash and an aggregate of 3.5% of the New Equity.

•	Company stockholders representing approximately 40% of the Company’s voting power have entered into voting and support agreements to approve the transaction.

As a result of the transaction, funded debt will be reduced by nearly 90% from approximately $982 million (inclusive of the preferred stock) to approximately $125 million. By addressing the over-leveraged balance sheet, this transaction will eliminate a major distraction and allow Superior to refocus on delivering high quality, cost-competitive wheels to all of its customers.

“This transaction represents a pivotal milestone for Superior. Our term loan investors are reaffirming their confidence in the business and stepping in to provide the necessary financial foundation to support our long-term success,” said Majdi Abulaban, President and Chief Executive Officer. “With the broadest portfolio in the industry, a strategically advantaged footprint, and a newly minted best-in-class balance sheet, we are well positioned to capitalize on growth opportunities with both existing and new OEM customers. More than ever, we are seeing unprecedented levels of RFQs as customers seek to de-risk long supply chains and respond to evolving tariff dynamics.”

“Despite recent headwinds with certain of its customers, the demand for high-quality, cost-competitive, in-region manufacturing capacity is greater than ever, and we are excited to support the Superior leadership team in this next phase,” said Robert LaRoche, Managing Director at Oaktree Capital Management.

The transactions are expected to close in the third quarter of 2025 and are subject to customary closing conditions and receipt of required regulatory approvals. Following the closing, the Company will become privately held.

Advisors

Lazard is serving as the Company’s investment banker, Alvarez & Marsal is serving as financial advisor and Weil, Gotshal & Manges LLP is serving as legal counsel to Superior.

Riveron is serving as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to the ad hoc group of term loan investors.

About Superior Industries

Superior is one of the world’s leading aluminum wheel suppliers. Superior’s team collaborates with customers to design, engineer, and manufacture a wide variety of innovative and high-quality products utilizing the latest light weighting and finishing technologies. Superior serves the European aftermarket with the brands ATS®, RIAL®, ALUTEC®, and ANZIO®. Headquartered in Southfield, Michigan, Superior is listed on the OTC Pink Limited Exchange. For more information, please visit www.supind.com.

About Oaktree Capital Management, L.P.

Oaktree is a leader among global investment managers specializing in alternative investments, with $203 billion in assets under management as of March 31, 2025. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,200 employees and offices in 23 cities worldwide. For additional information, please visit Oaktree’s website at http://www.oaktreecapital.com/.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended (the “Exchanged Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target,” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the definitive transaction agreements (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and the Investors, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding the Company’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the definitive transaction agreements; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact the Company’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effects of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in the Company’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of the Company’s common stock from the New York Stock Exchange and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in the Company’s proxy statement on Schedule 14A (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”); and those risks described in Item 1A of Part I of the Company’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and the Company’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. The Company does not intend to update these statements unless required by securities or other applicable laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Proposed Transactions, the Company intends to file relevant materials with the SEC, including the Proxy Statement. This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Proposed Transactions. STOCKHOLDERS OF THE COMPANY ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD IN CONNECTION WITH THE PROPOSED TRANSACTIONS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Proposed Transactions.

Contact:

Superior Investor Relations

(248) 234-7104

Investor.Relations@supind.com